UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2026

OLENOX INDUSTRIES INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1207 N. FM 3083 Bldg. C

Conroe, TX 77304

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (936) 323-6332

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	OLOX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Agreement.

Equity Purchase Agreement

On October 19, 2026, Olenox Industries, Inc., a Delaware corporation (“Olenox” or the “Company”), as Buyer, executed and entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Odin International Inc., a Texas Corporation (“Odin”), Wildboy Industries, Ltd., a corporation organized under the laws of British Columbia, Canada (“WB Industries” and together with Odin, the “Sellers” and each a “Seller”), under which the Buyer agreed to purchase, and the Sellers agreed to sell, all of the issued and outstanding equity interests of IPD Industries, Inc., a Texas Corporation (“IPD”), and Wildboy Holdings, Ltd., a corporation organized under the laws of British Columbia, Canada (“WB Holdings” and together with IPD, the “Acquired Companies” and each an “Acquired Company”) in exchange for total consideration of $22.0 million, consisting of (i) 700,000 shares of the Company’s common stock, valued at $1.00 per share (the “Common Stock”), (ii) 210,000 shares of the Company’s Series F Preferred Stock (the “Series F Shares”), and (iii) $300,000 cash, less the Acquired Companies’ indebtedness, the Acquired Companies’ Transaction Expenses, and any deposit paid by the Company pre-closing. The Company’s Series F Preferred Stock has a par value of $1.00 per share, a stated value of $100.00 per share, and is convertible into shares of the Company’s common stock determined by dividing the stated value of the shares being converted by $1.00 per share, subject to certain conversion limitations and lock-up agreements.

As a result of closing the Purchase Agreement, the Acquired Companies are wholly-owned subsidiaries of the Company. The acquisitions advance Olenox’s strategy to build an integrated gas-to-power-to-compute platform, connecting natural gas resources with electricity generation and higher-value applications, including artificial intelligence, data centers and digital-asset operations such as the Company’s CS Digital business.

Item 1.01 of this Current Report on Form 8-K contains only a brief description of the material terms of the Purchase Agreement and the transaction and does not purport to be a complete description of the rights and obligations of the parties to the Purchase Agreement, and such description is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1.

Item 2.01 Completion of Acquisition or Disposition of Assets

As disclosed in Item 1.01, on October 19, 2026, the Company entered into the Purchase Agreement and purchased the Acquired Companies from the Sellers. The information contained in Item 1.01 regarding the transaction is incorporated herein.

Item 3.02 Unregistered Sales of Equity Securities

As disclosed in Item 1.01, on October 19, 2026, the Company entered into the Purchase Agreement and agreed to issue the Common Stock and the Series F Shares, which securities will contain a standard Rule 144 restrictive legend. The issuance of the foregoing securities will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act promulgated thereunder as the holders are sophisticated investors and familiar with our operations.

Item 7.01 Regulation FD Disclosure.

On October 20, 2026, the Company issued a press release announcing that it had closed the transaction that is the subject of the Equity Purchase Agreement and acquired IPD and WB Holdings. The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference in this Item 7.01.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The Company intends to file the financial statements of the Acquired Companies required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The Company intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits

In reviewing the agreements included or incorporated by reference as exhibits to this Current Report on Form 8-K, please remember that they are included to provide investors with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

●	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

●	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

●	may apply standards of materiality in a way that is different from what may be viewed as material to other investors; and

●	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report on Form 8-K and in the Company’s periodic and other filings which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit Number	Description
3.1	Form of Certificate of Designation for Series F Preferred Stock
10.1	Equity Purchase Agreement dated October 19, 2026 by and between Olenox Industries, Inc., IPD Industries, Inc., Wildboy Industries, Ltd., Wildboy Holdings, Ltd. And John Chambers
99.1(1)	Press Release dated October 20, 2026, Announcing Equity Purchase Agreement
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

(1)	Exhibit is furnished and not filed, as described in Item 7.01

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLENOX INDUSTRIES INC.

Dated: October 20, 2026	By:	/s/ Michael McLaren
		Name:	Michael McLaren
		Title:	Chief Executive Officer

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